Perritt
                       MicroCap Opportunities Fund, Inc.

A no-load mutual fund that invests in stocks of rapidly growing companies that at the time of purchase have equity market values below $400 million.

                               SEMI-ANNUAL REPORT
                                   UNAUDITED

                                No Sales Charges
                           No Redemption Charges*<F1>
                                 No 12b-1 Fees
                       Minimum Initial Investment $1,000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                                IRA o SIMPLE IRA
                               SEP IRA o Roth IRA
                             Education IRA o 401(K)
           *<F1> 2% Redemption fee for shares held less than 90 days

                         The Fund can also be purchased
                       at the following brokerage firms:
                            Charles Schwab & Company
                               and TD Waterhouse

                                 April 30, 2002

                             INVESTMENT PHILOSOPHY

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities. At the time of purchase, companies have a market capitalization of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long term capital appreciation based on superior or niche products or services, operating characteristics, management or other factors. Investors should expect the Fund to have a mix of both value and growth stocks.

                              PRESIDENT'S MESSAGE

The Perritt MicroCap Opportunities Fund is having a banner year in 2002.
Through the first six months of fiscal 2002, the Fund is up 28.5 percent, which compares favorably to the benchmark Russell 2000 Index return of 19.3 percent. Overall, small stocks are having a stellar year relative to large stocks. The best proxy for large stock performance is the Standard & Poor's 500 Index, which is only up 1.6 percent during the past six months. On page nine of this report, we have provided additional information about the Fund and two major indexes, the Russell 2000 and the S&P 500. As you will see, not only has the Fund's recent performance been above average, the long-term results are also respectable.

As stated in the Fund's 2001 annual report, we believed that merger and acquisition activity would expand in 2002. During the first half of fiscal 2002, four of our companies were acquired by larger companies and a fifth is in the process of merging with another company. The four companies that were acquired in the past six months were: Associated Materials (SIDE), Hoenig Group (HOEN), Oratec Innovations (OTEC), and Suburban Lodges (SLAM). The fifth company that is in the process of being acquired is OnTrack International (ONDI), which will merge with Kroll (KROL). On average, we made more than 70 percent on our original investment from the five companies. With the exception of ONDI, each of the companies was acquired in all cash deals. While the 1990's was all about hot IPO's and mega-cap dominance, the next several years will most likely be about consolidations and creative cost-cutting to boost bottom line profits. In other words, we expect more merger and acquisition activity among small firm stocks.

As of the end of April 2002, the Fund held more than 18 percent in cash equivalents. Our higher than normal level of cash equivalents is not indicative of overall market conditions, but rather to internal Fund conditions. The Fund's recent superior performance has attracted a great deal of new investors. Some of these investors are very short-term oriented. To that extent, we have taken a slightly defensive position, by holding extra cash positions, to ensure against allowing these short-term shareholders from taking performance away from our other shareholders. In the first few weeks of May, these unsophisticated investors have already started to redeem their shares. As you may know, shares redeemed in less than 90 days of purchase are charged a two percent fee that is returned to current shareholders. In the first five months of this calendar year, the Fund has already received more than $200,000 in redemption fee income, which translates into nearly one percent additional return to all current shareholders. Regardless of these short-term investors, the interest in the small cap market is expanding for long-term investors, too.

According to the Leuthold Group, a Minneapolis-based research firm, money flow into equity mutual funds in the first four months of this calendar year has totaled $67 billion, which is up from 2001 totals. However, the more interesting number is the money flows into small stock mutual funds. Small stock mutual funds have gathered more than $20 billion of that $67 billion of equity inflows. Small stock inflows have increased more than three-fold from last year's figures. Our Fund has also attracted the interest of new investors. Since the beginning of the year, assets in the Fund have more than doubled. While small stock mutual funds have started to attract new investment dollars, the amount invested in small stock funds relative to all other asset classes is still minor. According to Lipper Analytical, a mutual fund research firm, small stock mutual funds have less than seven percent of all equity fund assets. Given the current inflow trends and the general lack of assets in the overall small stock space, it seems likely that more inflows will occur for small stock mutual funds. These inflows should continue to help the overall small stock performance.

I would like to thank my fellow shareholders as well as welcome our new shareholders of the Perritt MicroCap Opportunities Fund. We continue to be optimistic about the prospects for small-cap stocks. Not only are the inflows starting in this space, valuations still remain very attractive. At the end of April, the portfolio contained the common stocks of 98 companies, 43 of which were added during the past six months. The Fund's portfolio is priced at 20 times trailing earnings and approximately 17 times 2002 earnings. The average stock is priced at less than 1.8 times book value. The portfolio's current median market capitalization is approximately $130 million, which makes the Fund a true microcap fund. Once again, thank you for your continued support as we look forward to a prosperous decade for small- and micro-cap stocks.

Michael J. Corbett
President

                            STATEMENT OF NET ASSETS
                                   UNAUDITED

April 30, 2002

COMMON STOCKS - 82.4% (a)<F3>

Biotechnology - 1.2%
    40,000   Nabi Biopharmaceuticals                               $   251,200
    80,000   Vasogen Inc.                                              256,800
                                                                   -----------
                                                                       508,000

Business Services - 6.6%
    76,000   Carlisle Holdings                                         261,440
    19,000   ICT Group, Inc                                            474,050
    60,500   Modtech Holdings                                          744,809
    24,600   Pomeroy Computer Resources                                399,972
    40,300   Team Inc.                                                 337,714
    40,000   U. S. Laboratories Inc.                                   572,800
                                                                   -----------
                                                                     2,790,785

Consumer Products - Distributing - 1.4%
    20,000   Central Euro. Distrib. Corp.                              303,000
    20,000   TBC Corp.                                                 298,000
                                                                   -----------
                                                                       601,000

Consumer Products - Manufacturing - 7.0%
    42,000   Blue Rhino Corporation                                    372,162
    32,000   Boston Acoustics*<F2>                                     362,240
    50,000   Flexsteel Industries, Inc.*<F2>                           773,000
    25,000   Helen of Troy Ltd.                                        345,250
    17,000   National Presto Industries, Inc.*<F2>                     568,650
    36,000   Rawlings Sporting Goods Co., Inc.*<F2>                    199,818
    30,000   Tandy Brands Accessories                                  309,900
                                                                   -----------
                                                                     2,931,020

Consumer Services - 4.9%
    30,000   Cross Media Marketing Corporation                         390,000
    76,000   Hoover's, Inc.                                            364,800
    47,000   Lesco Inc.*<F2>                                           540,500
    40,000   Rentrak Corporation                                       233,600
   100,000   eUniverse, Inc.                                           510,100
                                                                   -----------
                                                                     2,039,000

Electronics Equipment - 1.3%
    18,000   Richardson Electronics, Ltd.*<F2>                         211,500
    20,000   Universal Electronics, Inc.                               333,000
                                                                   -----------
                                                                       544,500

Energy & Related Services - 5.2%
    14,000   AZZ Inc.                                                  282,800
    35,000   Headwaters Inc.                                           623,000
    55,500   Matrix Service Co.                                        527,250
    31,000   Michael Baker Corporation                                 471,200
     9,500   Petroleum Helicopters Vtg                                 270,750
                                                                   -----------
                                                                     2,175,000

Environmental Services - 2.6%
    45,600   Layne Christensen Co.                                     455,088
    13,000   Osmonics                                                  182,000
    98,000   Versar                                                    435,120
                                                                   -----------
                                                                     1,072,208

Financial Services - 4.0%
    60,000   Gilman & Ciocia                                            93,000
    30,000   HPSC, Inc.                                                198,000
    12,000   Home Federal Bancorp*<F2>                                 289,349
    15,000   Mercantile Bank Corporation                               325,650
    90,000   U. S. Global Investors, Inc.                              193,500
    50,000   Vail Banks, Inc.*<F2>                                     602,500
                                                                   -----------
                                                                     1,701,999

Food - 1.2%
    45,200   Monterey Pasta Company                                    416,744
     4,000   Sanderson Farms Inc.*<F2>                                 102,280
                                                                   -----------
                                                                       519,024

Leisure - 2.6%
   120,000   Acclaim Entertainment Inc.                                643,200
    65,000   Acres Gaming                                              320,450
    10,000   Championship Auto Racing Teams, Inc.                      137,500
                                                                   -----------
                                                                     1,101,150

Medical Supplies & Services - 13.6%
    37,500   Abaxis, Inc.                                              230,625
    49,000   Air Methods Corporation                                   437,957
    29,200   Allied Healthcare Products, Inc.                          145,971
    45,000   CNS, Inc.                                                 290,250
    20,000   Centene Corporation                                       515,800
    80,000   Criticare Systems, Inc.                                   384,000
    60,300   DrugMax, Inc.                                             240,597
    10,000   Embrex, Inc.                                              223,500
    33,000   Exactech                                                  610,500
    29,500   Healthcare Services Group, Inc.                           426,275
    15,000   Lifeline Systems Inc.                                     409,050
    15,000   National Dentex Corp.                                     412,050
    15,000   Option Care, Inc.                                         281,850
    21,000   SFBC International                                        445,200
    10,000   Utah Medical Products                                     156,800
    12,000   Young Innovations, Inc.                                   292,308
    64,000   Zevex International, Inc.                                 217,600
                                                                   -----------
                                                                     5,720,333

Military Equipment - 1.1%
    20,000   Allied Research Corporation                               462,000

Oil & Gas - 2.6%
    25,000   Benton Oil and Gas Company                                111,250
    60,000   Beta Oil & Gas Inc.                                       198,000
   100,000   Mission Resources                                         248,000
    40,000   Petroquest Energy, Inc.                                   271,600
    70,000   Tengasco Inc.                                             269,500
                                                                   -----------
                                                                     1,098,350

Real Estate - 4.8%
    18,000   Bedford Property Investors, Inc.*<F2>                     477,720
    50,000   Cadiz, Inc.                                               550,000
    35,000   Mission West Properties, Inc.*<F2>                        438,550
    17,000   Tejon Ranch Co.                                           561,000
                                                                   -----------
                                                                     2,027,270

Retail - 10.5%
    66,000   Bon-Ton Stores, Inc.                                      290,400
    20,000   Brookstone                                                340,000
    33,000   Duckwell-ALCO Stores, Inc.                                466,950
    38,500   Finlay Enterprises Inc.                                   508,200
    31,000   Marinemax Inc.                                            436,480
    20,000   Monro Muffler/Brake Inc.                                  402,000
    30,000   Rex Stores Corp.                                          449,400
    41,500   Rush Enterprises, Inc.                                    355,240
    17,000   ShopKo Stores, Inc.                                       354,110
    10,000   The Wet Seal, Inc.                                        356,300
     8,000   Tractor Supply Company                                    441,200
                                                                   -----------
                                                                     4,400,280

Semi-Conductor Related Products - 1.0%
    35,000   FSI International Inc.                                    417,550

Software - 1.3%
    20,500   Group 1 Software, Inc.                                    287,000
    25,000   Moldflow Corporation                                      264,250
                                                                   -----------
                                                                       551,250

Speciality Manufacturing - 2.2%
    14,000   Raven Industries Inc.*<F2>                                332,486
    51,000   Transact Technologies                                     293,250
    15,000   Woodhead Industries Inc.*<F2>                             283,800
                                                                   -----------
                                                                       909,536

Telecommunications - 5.7%
    65,900   ACT Teleconferencing Inc.                                 385,515
    11,100   ClearOne Communications Inc.                              181,929
    75,000   Digi International Inc.                                   423,000
    50,500   Globecomm Systems Inc.                                    315,625
    20,000   Lightbridge Inc.                                          236,200
    21,400   Ontrack Data International                                266,216
    25,800   Rimage Corp.                                              221,880
    50,000   Somera Communications, Inc.                               357,500
                                                                   -----------
                                                                     2,387,865

Transportation - 1.6%
     2,082   Dynamex Inc.                                                4,414
   110,000   Frozen Food Express Industries, Inc.                      357,500
    26,000   USA Truck, Inc.                                           310,700
                                                                   -----------
                                                                       672,614
                                                                   -----------
Total Common Stocks (Cost $29,560,572)                              34,630,734

Variable Rate Demand Notes - 18.1% (a)<F3>
$4,900,000   Galaxy Funding CP (1.8% at 5/1/02)                      4,900,000
  $779,382   American Family (1.4325% at 12/31/31)                     779,382
  $824,208   Wisconsin Electric (1.4324% at 12/31/31)                  824,208
  $352,897   Wisconsin Corp. Credit Union (1.52% at 12/31/31)          352,897
  $729,578   Firstar Bank (1.6% at 12/31/31)                           729,578
                                                                   -----------
Total Variable Rate Demand Notes (Cost 7,586,065)                    7,586,065
                                                                   -----------
Total Investments (Cost $37,146,637)                                42,216,799

Liabilities Net of Other Assets - (0.5)% (a)<F3>                      (210,392)

Total Net Assets - 100%                                            $42,006,407
                                                                   -----------
                                                                   -----------

(Equivalent to $17.67 per share based on 2,377,787 shares of capital stocks outstanding)
  *<F2> Income producing security
(a)<F3> Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

                            STATEMENT OF OPERATIONS
                                   UNAUDITED
                       NOVEMBER 1, 2001 TO APRIL 30, 2002

INCOME:
   Dividends                                                        $   40,400
   Interest                                                             30,901
   Other                                                               153,454
                                                                    ----------
       Total Income                                                    224,755
                                                                    ----------
EXPENSES:
   Advisory Fees                                                       117,675
   Fund Accounting Expense                                              16,017
   Transfer Agent Fees                                                  10,364
   Custodian Fees                                                        6,013
   Legal Fees                                                            7,439
   Auditing & Tax Fees                                                   9,917
   Printing & Postage                                                    6,620
   State Registration Fees                                               8,809
   Directors and Annual Meeting                                          2,728
   Insurance                                                               870
   Other Expenses                                                          296
                                                                    ----------
       Total Expenses                                                  186,748
       Expense reimbursement by advisor                                  5,639
                                                                    ----------
       Total net expenses                                              181,109
                                                                    ----------
       Net investment income                                            43,646
                                                                    ----------
Net Realized Gain on Investments                                     1,157,542

Net Increase in Unrealized Appreciation
  of Investments                                                     4,320,009
                                                                    ----------

Net Gain on Investments                                              5,477,551
                                                                    ----------

Net Increase in Net Assets
  Resulting from Operations                                         $5,521,197
                                                                    ----------
                                                                    ----------

The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS
                                   UNAUDITED
                       NOVEMBER 1, 2001 TO APRIL 30, 2002

                                                                       For the Six Months Ended       For the Year Ended
                                                                                 April 30, 2002         October 31, 2001
OPERATIONS:
     Net investment income/(loss)                                                   $    43,646              $   (43,600)
     Net realized gain on investments                                                 1,157,542                  653,026
     Net increase in unrealized appreciation of investments                           4,320,009                  204,689
                                                                                    -----------              -----------
     Net increase in net assets resulting from operations                             5,521,197                  814,115
                                                                                    -----------              -----------
DISTRIBUTIONS TO SHAREHOLDERS:                                                         (117,104)              (1,277,926)
                                                                                    -----------              -----------
CAPITAL SHARE TRANSACTIONS
     Proceeds from shares issued (2,045,877 and 456,591 shares, respectively)        32,767,392                6,333,479
     Cost of shares redeemed (611,949 and 288,757 shares, respectively)              (9,255,493)              (3,900,777)
     Reinvested dividends (7,585 and 111,062 shares, respectively)                      111,341                1,202,882
                                                                                    -----------              -----------
     Increase in net assets derived from capital share transactions                  23,623,240                3,635,584
                                                                                    -----------              -----------
     Total increase                                                                  29,027,333                3,171,773
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            12,979,072                9,807,299
                                                                                    -----------              -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $42,006,405              $12,979,072
  (including undistributed net investment loss of $1,773,387                        -----------              -----------
  and $1,817,033, respectively)                                                     -----------              -----------

The accompanying notes to financial statements are an integral part of these statements.

                                                        FINANCIAL HIGHLIGHTS

                                                6 Months Ended
                                                April 30, 2002                 Years Ended October 31
                                                 (Unaudited)          2001              2000              1999
                                                 -----------          ----              ----             ----
Selected Per-Share Data:

Net asset value, beginning of period               $ 13.86          $ 14.92           $ 10.59          $ 11.77
                                                   -------          -------           -------          -------
Income (loss) from investment operations:
     Net investment income loss)                      0.03a<F4>       (0.05)a<F4>        0.03a<F4>       (0.15)a<F4>
     Net realized and unrealized
       gain (loss) on investments                     3.89             0.94              4.30            (1.03)
                                                   -------          -------           -------          -------
Total from Investment Operations                      3.92             0.89              4.33            (1.18)
                                                   -------          -------           -------          -------
Less Distributions:                                  (0.11)           (1.95)             0.00             0.00
                                                   -------          -------           -------          -------
Net asset value, end of period                     $ 17.67          $ 13.86           $ 14.92          $ 10.59
                                                   -------          -------           -------          -------
                                                   -------          -------           -------          -------

Total Return                                         28.48%            9.62%            40.89%          (10.03%)

Ratios and Supplemental Data:
     Net assets, end of period
       (in thousands)                             $ 42,006         $ 12,979           $ 9,807          $ 8,499
     Ratio of expenses to average
       net assets                                     1.51%*<F5>       1.75%             1.75%            1.72%
Ratio of net investment income
  to average net assets                               0.4%*<F5>        (0.4%)             0.2%            (1.2%)
Portfolio turnover rate                              56.1%*<F5>        94.3%             89.2%            53.4%

                                                        Years Ended October 31
     1998          1997          1996         1995          1994         1993
     ----          ----          ----         ----          ----         ----
   $ 17.75       $ 14.33       $ 14.17      $ 11.89       $ 12.54      $ 11.43
   -------       -------       -------      -------       -------      -------

     (0.17) a<F4>  (0.05)       (0.16)        (0.13)        (0.13)       (0.14)

     (3.55)         4.78         2.42          3.01          0.02         1.61
   -------       -------      -------       -------       -------      -------
     (3.72)         4.73         2.26          2.88         (0.11)        1.47
   -------       -------      -------       -------       -------      -------
     (2.26)        (1.31)       (2.10)        (0.60)        (0.54)       (0.36)
   -------       -------      -------       -------       -------      -------
   $ 11.77       $ 17.75      $ 14.33       $ 14.17       $ 11.89      $ 12.54
   -------       -------      -------       -------       -------      -------
   -------       -------      -------       -------       -------      -------

    (23.83%)       35.95%       18.56%        25.60%        (1.05%)      12.97%

  $ 10,173      $ 24,831      $ 8,130       $ 6,729       $ 6,279      $ 7,208

      1.81%         1.52%        1.92%         2.07%         2.00%        1.96%

      (1.1%)        (0.6%)       (1.2%)        (1.0%)        (1.0%)       (1.1%)
      24.0%         83.1%        58.0%         67.4%         39.2%        34.6%

The accompanying notes to financial statements are an integral part of this schedule.
 a:<F4> Net investment income per share has been calculated based on average shares outstanding during the period.

  *<F5>   Annualized

                      10 LARGEST HOLDINGS (APRIL 30, 2002)

FLEXSTEEL (FLXS) designs, manufactures and sells a broad line of quality upholstered furniture for residential, commercial, and recreational vehicle seating use. The Company's classes of products include a variety of wood and upholstered furniture including upholstered sofas, loveseats, chairs, reclining and rocker-reclining chairs, swivel rockers, sofa beds and convertible bedding units.

MODTECH HOLDINGS (MODT) is a modular building manufacturer with a wide array of products. The Company is a provider of modular classrooms in the State of California and a provider of commercial and light industrial modular buildings in California, Nevada,Arizona, New Mexico, Utah, Colorado, Texas, Florida and other neighboring states. The Company designs, manufactures, markets and installs modular relocatable classrooms.

ACCLAIM ENTERTAINMENT (AKLM) develops, publishes, distributes and markets, under its brand names, video and computer games for interactive entertainment consoles, such as Sony's PlayStation and PlayStation 2, Nintendo's Game Boy Advance and Game Cube, and Microsoft's Xbox.

HEADWATERS INCORPORATED (HDWR) is engaged in developing and deploying alternative energy and related technologies to the marketplace. Headwaters is focused on converting fossil fuels such as gas, coal and heavy oils into alternative energy products.

VAIL BANKS (VAIL) is the bank holding company for three wholly owned subsidiaries, WestStar Bank, Vail Banks Statutory Trust I and Vail Banks Statutory Trust II. The Company serves business and consumer customers, and provides commercial and consumer banking products and services in all of its communities in the Western Slope region of Colorado.

EXACTECH (EXAC) develops, manufactures, markets and sells orthopaedic implant devices, related surgical instrumentation, and distributes biologic materials to hospitals and physicians in the United States and overseas.

U. S. LABORATORIES (USLB) offers construction control services, from conception to completion of a building project, in order to verify that the project conforms to construction specifications. U. S. Laboratories analyzes the soil that will be built upon to determine whether it can hold the proposed structure. The Company also analyzes the structural strength of the concrete, masonry and steel materials to be used during construction.

NATIONAL PRESTO INDUSTRIES (NPK) is a manufacturing company that conducts business through two business segments: Housewares/Small Appliances and Defense Products. The Housewares/Small Appliance segment manufactures and distributes small electrical appliances and housewares, including comfort appliances, pressure cookers and canners, and kitchen electrics. The Defense Products segment manufactures precision mechanical, electromechanical and electric assembly components for the U. S. government and sub-contractors.

TEJON RANCH CORPORATION (TRC) is a diversified, growth oriented land development and agribusiness company. The Company's prime asset is approximately 270,000 acres of contiguous, largely undeveloped land, which, at its most southerly border, is 60 miles north of Los Angeles and, at its most northerly border, is 15 miles east of Bakersfield.

CADIZ (CLCI) is engaged in land acquisition, water development activities, agricultural operations and search for international water and agricultural opportunities. Sun World, a subsidiary of the Company, owns approximately 19,000 acres of agricultural land primarily in the San Joaquin and Coachella Valleys, giving the Company total landholdings of approximately 64,400 acres.

                             COMPARATIVE VALUATIONS

                               PERRITT MICROCAP      RUSSELL 2000      S&P 500

Average Price/Earnings Ratio               20.5              27.7         43.9
Average Price/Book Ratio                    1.8               3.3          5.1
Median Market Cap.                    $130 Mil.         $797 Mil.     $39 Bil.

                              ANNUAL TOTAL RETURN

                           6 MOS.         1 YEAR        5 YEARS        10 YEARS

Perritt MicroCap           28.5%          31.3%          14.4%          11.5%
Russell 2000               19.3            5.2            9.4           11.2
S&P 500                     1.6          -13.8            7.8           12.1

FUND FACTS

Growth of $10,000
                             Five Years    $19,594
                              Ten Years     29,699
Net Assets                              $42.0 Mil.
Number of Holdings                              98
Ticker Symbol                                PRCGX
Expense Ratio (2001)                          1.75%
Turnover Ratio (2001)                           94%

FIVE LARGEST INDUSTRIES

Medical Supplies/Services                    13.6%
Retail                                       10.5
Consumer Services                             7.0
Business Services                             6.6
Telecommunications                            5.7

                         NOTES TO FINANCIAL STATEMENTS
                                   UNAUDITED

April 30, 2002

1. Listed securities are valued at the last sale price reported by the principal security Exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities that are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes and commercial paper are valued at amortized cost, which approximates fair value.

2. The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. The investment advisory agreement requires PCM to reimburse the Fund in the event that the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage as these terms are defined. The most restrictive percentage is 1.75%.

3. Provision has not been made for federal income tax since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

4. Net realized gains and losses on securities are computed using the first-in, first-out method.

5. Other assets and liabilities: Other assets consist of interest receivable of $3,612, expenses to be reimbursed by PCM of $5,639 and receivables for investments sold of $207,943; other liabilities consist of accrued operating expenses of $25,636 and payables for securities purchased of $401,950.

6. Sources of net assets: The April 30, 2002 total net assets consist of fund shares issued and outstanding $36,187,378, unrealized appreciation on investments $5,070,161, accumulated net realized gain on investments $2,522,254 and undistributed net investment loss ($1,773,387).

                                    Perritt
                       MicroCap Opportunities Fund, Inc.

        10 S. Riverside Plaza  o  Suite 1520  o  Chicago, IL 60606-3911
             Tel 312-669-1650  o  800-331-8936  o  Fax 312-669-1235
       E-mail: PerrittCap@PerrittCap.com  o  Web Site: www.PerrittCap.com

                For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
           10 S. Riverside Plaza, Suite 1520, Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                   One South Wacker Drive, Chicago, IL 60606

                                 LEGAL COUNSEL
                                Foley & Lardner
                 777 East Wisconsin Avenue, Milwaukee,WI 53202

                          CUSTODIAN,TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U. S. Bancorp Fund Services, LLC
                     P.O. Box 701, Milwaukee,WI 53201-0701

                                    Perritt
                       MicroCap Opportunities Fund, Inc.

 This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities
                                   Fund, Inc.